
Valero
VALERO ACQUISITION OF HOUSTON REFINERY STRENGTHENS POSITION IN ADVANTAGED U.S. GULF COAST
CAPITAL DISCIPLINE
INNOVATION
UNMATCHED EXECUTION

Strategic opportunity that capitalizes on a structurally improving heavy sour crude outlook, strengthens Valero's existing USGC refining system, and creates a compelling platform for future growth

Strategic opportunity to expand Valero's U.S. Gulf Coast refining and logistics network

- 165,000 barrels per day of initial light sweet crude processing capacity, with opportunity to invest in high-complexity, heavy sour crude processing
- Approximately 700 acres on the Ship Channel adjacent to the Valero Houston Refinery, creating significant integration opportunities
- 13.5 million barrels of storage capacity and extensive logistics infrastructure, including marine docks, rail loading facilities, and truck racks

Enhances the long-term strength of Valero's refining system

- Integrates with Valero's U.S. Gulf Coast refining network, increasing crude sourcing flexibility and product optimization opportunities
- Strategically addresses Valero's intermediate feedstock shortfall, reducing reliance on third-party purchases, and improving margin capture
- Scalable footprint in a strategic location that provides a platform for future refining and logistics growth

Compelling financial return that is consistent with Valero's disciplined capital allocation framework, and competitive versus alternative uses of cash

- No change to existing commitments on balance sheet, annual capital investments, or shareholder returns
- >25% after-tax IRR using forward mid-cycle pricing, assuming minimal commercial synergies



Seaway
Bridgetex
Longhorn
St. Charles
Lyondell Houston
Port Arthur
Meraux
Valero Houston
Three Rivers
Texas City
Existing connections to Kinder Morgan System & Explorer
Corpus Christi
Houston Ship Channel
Crude, Intermediates, Blending Components
Valero Houston
Lyondell Houston
Existing pipeline between VLO Houston & Texas City refineries runs across LYB Houston property

Valero

Compelling economics and attractive commercial synergies that strengthen Valero's long-term positioning

Strategic acquisition at a fraction of replacement value

- $320.5 million purchase price, subject to closing adjustments
- Initial restart: 165,000 barrels per day of light sweet crude processing by year-end 2027
- Future investment: larger, high-complexity, heavy sour crude refinery

Attractive returns aligned with Valero's capital allocation framework

- >25% after-tax IRR using forward mid-cycle pricing, assuming minimal commercial synergies
- Accretive in the first year of operations, with additional upside from future heavy sour crude processing investment
- Maintaining our existing commitments to balance sheet, annual capital investments, and shareholder returns

Meaningful upside through synergies and scalable growth in refining and logistics

- Incremental FCC and Hydrocracker feed production reduces Valero's reliance on third-party feedstock sourcing
- Excess hydrotreating capacity facilitates upgrading of intermediates from other Valero USGC refineries
- Extensive logistics infrastructure and connectivity improve crude and product flexibility, and reduce secondary costs
- Improves competitiveness by lowering system-wide cash operating expenses per barrel

Cautionary Statement

This presentation contains forward-looking statements made by Valero Energy Corporation ("VLO" or "Valero") within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as "plan," "should," "anticipate," "believe," "estimate," "expect," "could," "continue," "focused," "opportunity," "scheduled," "may," "targeting," "guidance," "executing," "pursuing," "developing," "evaluating," "advancing," "would," or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, but are not limited to, statements regarding the expected completion of the acquisition, the expected financial return of the acquisition and any investment, the potential resumption of refining operations at the facility and future investment, and the impact of any such resumption and investment on Valero's business or financial performance. Closing of the transaction is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and is expected to occur by the end of 2026. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, market dynamics, cyberattacks, weather events, other matters affecting Valero's operations, financial performance or the demand for Valero's products, and the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, and the adverse effects the foregoing may have on Valero's business plan, strategy, operations and financial performance. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero's filings with the Securities and Exchange Commission, including Valero's annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero's website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement.


Valero
Energy Corporation
One Valero Way